Exhibit 10.5

ADDITIONAL BORROWER JOINDER SUPPLEMENT
THIS ADDITIONAL BORROWER JOINDER SUPPLEMENT (this “Agreement”) is made as of July 29, 2015, by and among THE RUBICON PROJECT, INC., a Delaware corporation (the “Company”), RUBICON PROJECT HOPPER, INC., a Delaware corporation (“Hopper”), RUBICON PROJECT UNLATCH, INC., a Delaware corporation (“Unlatch”), RUBICON PROJECT TURING, INC., a Delaware corporation (“Turing”), RUBICON PROJECT EDISON, INC., a Delaware corporation (“Edison”), ADVERTISEMENT AUTOMATION ACCELERATOR, LLC, a Delaware limited liability company (“AAA”), RUBICON PROJECT BELL, INC., a Delaware corporation (“Bell”), and RUBICON PROJECT CURIE, INC., a Delaware corporation (“Curie”, together with Hopper, Unlatch, Turing, Edison, AAA and Bell, individually and collectively, jointly and severally, the “Additional Borrower”), and SILICON VALLEY BANK, a California chartered bank (the “Bank”).
NOW, THEREFORE, for value received the undersigned agree as follows:
1.    Reference is hereby made to the Loan and Security Agreement dated September 27, 2011 (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the “Loan Agreement”) by and between the Company and the Bank. Capitalized terms not otherwise defined in this Agreement shall have the meanings given to them in the Loan Agreement.
2.    (a)    The Additional Borrower and the Company hereby acknowledge, confirm and agree that on and as of the date of this Agreement the Additional Borrower has become a “Borrower” (as that term is defined in the Loan Agreement), and, along with the Company, is included in the definition of “Borrower” under the Loan Agreement and the other Loan Documents for all purposes thereof, and as such shall be jointly and severally liable, as provided in the Loan Documents, for all Obligations thereunder (whether incurred or arising prior to, on, or subsequent to the date hereof) and otherwise bound by all of the terms, provisions and conditions thereof.
(b)    Without in any way implying any limitation on any of the provisions of this Agreement, the Loan Agreement, or any of the other Loan Documents, the Additional Borrower hereby assigns, pledges and grants to the Bank as security for the Obligations, and agrees that the Bank shall have a perfected and continuing security interest in, and Lien on, (i) all of the Borrower’s Collateral, whether now owned or existing or hereafter acquired or arising, and (ii) all returned, rejected or repossessed goods, the sale or lease of which shall have given or shall give rise to an account or chattel paper. The Additional Borrower further agrees that the Bank shall have in respect thereof all of the rights and remedies of a secured party under the Code as well as those provided in this Agreement, under each of the other Loan Documents and under applicable laws.
(c)    Without in any way implying any limitation on any of the provisions of this Agreement, the Additional Borrower agrees to execute such financing statements, instruments, and other documents as the Bank may require.
(d)    Without in any way implying any limitation on any of the provisions of this Agreement, the Additional Borrower hereby represents and warrants that all of the representations and warranties contained in the Loan Documents are true and correct on and as of the date hereof

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as if made on and as of such date, both before and after giving effect to this Agreement, and that no Event of Default or Default has occurred and is continuing or exists or would occur or exist after giving effect to this Agreement.
3.    Each Person included in the term “Borrower” hereby covenants and agrees with the Bank as follows:
(a)    The Obligations include all present and future indebtedness, duties, obligations, and liabilities, whether now existing or contemplated or hereafter arising, of any one or more of the Additional Borrower or the Company.
(b)    Reference in this Agreement to the Loan Agreement and the other Loan Documents to the “Borrower” or otherwise with respect to any one or more of the Persons now or hereafter included in the definition of “Borrower” shall mean each and every such Person and any one or more of such Persons, jointly and severally, unless the context requires otherwise (by way of example, and not limitation, if only one such Person is the owner of the real property which is the subject of a mortgage or if only one such Person files reports with the Securities and Exchange Commission).
(c)    Each Person included in the term “Borrower” in the discretion of its respective management is to agree among themselves as to the allocation of the benefits of Letters of Credit and the proceeds of Credit Extensions, provided, however, that each such Person be deemed to have represented and warranted to the Bank at the time of allocation that each benefit and use of proceeds is permitted under the terms of the Loan Agreement and Loan Documents.
(d)    For administrative convenience, each Person included in the term “Borrower” hereby irrevocably appoints the Company as the Borrower’s attorney-in-fact, with power of substitution (with the prior written consent of the Bank in the exercise of its sole and absolute discretion), in the name of the Company or in the name of the Borrower or otherwise to take any and all actions with respect to this Agreement, the other Loan Documents, the Obligations and/or the Collateral (including, without limitation, the proceeds thereof) as the Company may so elect from time to time, including, without limitation, actions to (i) request Credit Extensions, apply for and direct the benefits of Letters of Credits, and direct the Bank to disburse or credit the proceeds of any Credit Extensions directly to an account of the Company, any one or more of such Persons or otherwise, which direction shall evidence the making of such Credit Extension and shall constitute the acknowledgement by each such Person of the receipt of the proceeds of such Credit Extension or the benefit of such Letter of Credit, (ii) enter into, execute, deliver, amend, modify, restate, substitute, extend and/or renew this Agreement, any Additional Borrower Joinder Supplement, any other Loan Documents, security agreements, mortgages, deposit account agreements, instruments, certificates, waivers, letter of credit applications, releases, documents and agreements from time to time, and (iii) endorse any check or other item of payment in the name of such Person or in the name of the Company. The foregoing appointment is coupled with an interest, cannot be revoked without the prior written consent of the Bank, and may be exercised from time to time through the Company’s duly authorized officer, officers or other Person or Persons designated by the Company to act from time to time on behalf of the Company.

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(e)    Each Person included in the term “Borrower” hereby irrevocably authorizes the Bank to make Credit Extensions to any one or more of such Person, and hereby irrevocably authorizes the Bank to issue or cause to be issued Letters of Credit for the account of any or all of such Persons, pursuant to the provisions of this Agreement upon the written, oral or telephone request any one or more of the Persons who is from time to time authorized to do so under the provisions of the most recent certificate of corporate resolutions and/or incumbency of the Person included in the term “Borrower” on file with the Bank and also upon the written, oral or telephone request of any one of the Persons who is from time to time authorized to do so under the provisions of the most recent certificate of corporate resolutions and/or incumbency for the Company on file with the Bank.
(f)    The Bank assumes no responsibility or liability for any errors, mistakes, and/or discrepancies in the oral, telephonic, written or other transmissions of any instructions, orders, requests and confirmations between the Bank and any one or more of the Persons included in the term “Borrower” or the Bank in connection with any Credit Extension, any Letter of Credit or any other transaction in connection with the provisions of this Agreement.
4.    Without implying any limitation on the joint and several nature of the Obligations, the Bank agrees that, notwithstanding any other provision of this Agreement, the Persons included in the term “Borrower,” may create reasonable inter-company indebtedness between or among the Borrowers with respect to the allocation of the benefits and proceeds of the Credit Extensions under this Agreement. The Borrowers agree among themselves, and the Bank consents to that agreement, that each Borrower shall have rights of contribution from all of the other Borrowers to the extent such Borrower incurs Obligations in excess of the proceeds of the Credit Extensions received by, or allocated to purposes for the direct benefit of, such Borrower. All such indebtedness and rights shall be, and are hereby agreed by the Borrowers to be, subordinate in priority and payment to the indefeasible repayment in full in cash of the Obligations, and, unless the Bank agrees in writing otherwise, shall not be exercised or repaid in whole or in part until all of the Obligations have been indefeasibly paid in full in cash. The Borrowers agree that all of such inter-company indebtedness and rights of contribution are part of the Collateral and secure the Obligations. Each Borrower hereby waives all rights of counterclaim, recoupment and offset between or among themselves arising on account of that indebtedness and otherwise. Each Borrower shall not evidence the inter-company indebtedness or rights of contribution by note or other instrument, and shall not secure such indebtedness or rights of contribution with any Lien or security. Notwithstanding anything contained in this Agreement to the contrary, the amount covered by each Borrower under the Obligations shall be limited to an aggregate amount (after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Borrower in respect of the Obligations) which, together with other amounts owing by such Borrowers to the Bank under the Obligations, is equal to the largest amount that would not be subject to avoidance under any Insolvency Proceeding or any applicable provisions of any applicable, comparable state or other laws. As used in this Agreement, “Insolvency Proceeding” shall mean proceedings by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

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5.    (a)    Each Person included in the term “Borrower” hereby represents and warrants to the Bank that each of them will derive benefits, directly and indirectly, from each Letter of Credit and from each Credit Extension, both in their separate capacity and as a member of the integrated group to which each such Person belongs and because the successful operation of the integrated group is dependent upon the continued successful performance of the functions of the integrated group as a whole, because (i) the terms of the consolidated financing provided under this Agreement are more favorable than would otherwise be obtainable by such Persons individually, and (ii) the additional administrative and other costs and reduced flexibility associated with individual financing arrangements which would otherwise be required if obtainable would substantially reduce the value to such Persons of the financing.
(b)    Each Person included in the term “Borrower” hereby represents and warrants that all of the representations and warranties contained in the Loan Documents are true and correct on and as of the date hereof as if made on and as of such date, both before and after giving effect to this Agreement, and that no Event of Default or Default has occurred and is continuing or exists or would occur or exist after giving effect to this Agreement.
6.    Guaranty.
(a)    Each Person included in the term “Borrower” hereby unconditionally and irrevocably, guarantees to the Bank:
(i)    the due and punctual payment in full (and not merely the collectibility) by the other Persons included in the term “Borrower” of the Obligations, including unpaid and accrued interest thereon, in each case when due and payable, all according to the terms of this Agreement and the other Loan Documents;
(ii)    the due and punctual payment in full (and not merely the collectibility) by the other Persons included in the term “Borrower” of all other sums and charges which may at any time be due and payable in accordance with this Agreement or any of the other Loan Documents;
(iii)    the due and punctual performance by the other Persons included in the term “Borrower” of all of the other terms, covenants and conditions contained in the Loan Documents; and
(iv)    all the other Obligations of the other Persons included in the term “Borrower”.
(b)    The obligations and liabilities of each Person included in the term “Borrower” as a guarantor under this paragraph 6 shall be absolute and unconditional and joint and several, irrespective of the genuineness, validity, priority, regularity or enforceability of this Agreement or any of the Loan Documents or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor. Each Person included in the term “Borrower” in its capacity as a guarantor expressly agrees that the Bank may, in its sole and absolute discretion,

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without notice to or further assent of such Borrower and without in any way releasing, affecting or in any way impairing the joint and several obligations and liabilities of such Person as a guarantor hereunder:
(i)    waive compliance with, or any defaults under, or grant any other indulgences under or with respect to any of the Loan Documents;
(ii)    modify, amend, change or terminate any provisions of any of the Loan Documents (provided the Bank obtains the consent of the other parties to any such Loan Document if such consent is required by the terms of the applicable Loan Documents);
(iii)    grant extensions or renewals of or with respect to the Credit Extensions or any of the Loan Documents;
(iv)    effect any release, subordination, compromise or settlement in connection with this Agreement or any of the other Loan Documents;
(v)    agree to the substitution, exchange, release or other disposition of the Collateral or any part thereof, or any other collateral for the Credit Extensions or to the subordination of any lien or security interest therein;
(vi)    make Credit Extensions for the purpose of performing any term, provision or covenant contained in this Agreement or any of the other Loan Documents with respect to which the Borrower shall then be in default;
(vii)    make future Credit Extensions pursuant to the Loan Agreement or any of the other Loan Documents;
(viii)    assign, pledge, hypothecate or otherwise transfer the Obligations, any of the other Loan Documents or any interest therein, all as and to the extent permitted by the provisions of this Agreement;
(ix)    deal in all respects with the other Persons included in the term “Borrower” as if this paragraph 6 were not in effect;
(x)    effect any release, compromise or settlement with any of the other Persons included in the term “Borrower”, whether in their capacity as a Borrower or as a guarantor under this paragraph 6 or any other guarantor; and
(xi)    provide debtor-in-possession financing or allow use of cash collateral in proceedings under any Insolvency Proceeding, it being expressly agreed by all Persons included in the term “Borrower” that any such financing and/or use would be part of the Obligations.
(c)    The obligations and liabilities of each Person included in the term “Borrower”, as guarantor under this paragraph 6 shall be primary, direct and immediate, shall not

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be subject to any counterclaim, recoupment, set off, reduction or defense based upon any claim that such Person may have against any one or more of the other Persons included in the term “Borrower” and/or any other guarantor and shall not be conditional or contingent upon pursuit or enforcement by the Bank of any remedies it may have against Persons included in the term “Borrower” with respect to this Agreement, or any of the other Loan Documents, whether pursuant to the terms thereof or by operation of law. Without limiting the generality of the foregoing, the Bank shall not be required to make any demand upon any of the Persons included in the term “Borrower”, or to sell the Collateral or otherwise pursue, enforce or exhaust its or their remedies against the Persons included in the term “Borrower” or the Collateral either before, concurrently with or after pursuing or enforcing its rights and remedies hereunder. Any one or more successive or concurrent actions or proceedings may be brought against each Person included in the term “Borrower” under this paragraph 6, either in the same action, if any, brought against any one or more of the Persons included in the term “Borrower” or in separate actions or proceedings, as often as the Bank may deem expedient or advisable. Without limiting the foregoing, it is specifically understood that any modification, limitation or discharge of any of the liabilities or obligations of any one or more of the Persons included in the term “Borrower”, any other guarantor or any obligor under any of the Loan Documents, arising out of, or by virtue of, any bankruptcy, arrangement, reorganization or similar proceeding for relief of debtors under federal or state law initiated by or against any one or more of the Persons included in the term “Borrower”, in their respective capacities as borrowers and guarantors under this paragraph 6, or under any of the Loan Documents shall not modify, limit, lessen, reduce, impair, discharge, or otherwise affect the liability of each Borrower under this paragraph 6 in any manner whatsoever, and this paragraph 6 shall remain and continue in full force and effect. It is the intent and purpose of this paragraph 6 that each Person included in the term “Borrower” shall and does hereby waive all rights and benefits which might accrue to any other guarantor by reason of any such proceeding, and the Persons included in the term “Borrower” agree that they shall be liable for the full amount of the obligations and liabilities under this paragraph 6 regardless of, and irrespective to, any modification, limitation or discharge of the liability of any one or more of the Persons included in the term “Borrower”, any other guarantor or any obligor under any of the Loan Documents, that may result from any such proceedings.
(d)    Each Person included in the term “Borrower”, as guarantor under this paragraph 6, hereby unconditionally, jointly and severally, irrevocably and expressly waives:
(i)    presentment and demand for payment of the Obligations and protest of non-payment;
(ii)    notice of acceptance of this paragraph 6 and of presentment, demand and protest thereof;
(iii)    notice of any default hereunder or under or any of the Loan Documents and notice of all indulgences;
(iv)    notice of any increase in the amount of any portion of or all of the indebtedness guaranteed by this paragraph 6;

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(v)    demand for observance, performance or enforcement of any of the terms or provisions of this paragraph 6 or any of the other Loan Documents;
(vi)    all errors and omissions in connection with the Bank’s administration of all indebtedness guaranteed by this paragraph 6;
(vii)     any right or claim of right to cause a marshalling of the assets of any one or more of the other Persons included in the term “Borrower”;
(viii)    any act or omission of the Bank which changes the scope of the risk as guarantor hereunder; and
(ix)    all other notices and demands otherwise required by law which such Person may lawfully waive.
(e)    Within ten (10) days following any request of the Bank so to do, each Person included in the term “Borrower” will furnish the Bank and such other persons as the Bank may direct with a written certificate, duly acknowledged stating in detail whether or not any credits, offsets or defenses exist with respect to this paragraph 6.
7.    This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California, without regard to principles of choice of law.
[Signatures Begin on Next Page]

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WITNESS the due execution hereof as of the day and year first written above.

WITNESS/ATTEST:	THE RUBICON PROJECT, INC.

	By:	/s/ Jonathan Feldman
Name: Jonathan Feldman
Title: Assistant Secretary

WITNESS/ATTEST:	RUBICON PROJECT HOPPER, INC.

	By:	/s/ Jonathan Feldman
Name: Jonathan Feldman
Title: Assistant Secretary

WITNESS/ATTEST:	RUBICON PROJECT UNLATCH, INC.

	By:	/s/ Jonathan Feldman
Name: Jonathan Feldman
Title: Assistant Secretary

WITNESS/ATTEST:	RUBICON PROJECT TURING, INC.

	By:	/s/ Jonathan Feldman
Name: Jonathan Feldman
Title: Assistant Secretary

WITNESS/ATTEST:	RUBICON PROJECT EDISON, INC.

	By:	/s/ Jonathan Feldman
Name: Jonathan Feldman
Title: Assistant Secretary

687657.6
[Signature Page to Additional Borrower Joinder Supplement]

WITNESS/ATTEST:	ADVERTISEMENT AUTOMATION ACCELERATOR, LLC

	By:	/s/ Jonathan Feldman
Name: Jonathan Feldman
Title: Authorized Person

WITNESS/ATTEST:	RUBICON PROJECT BELL, INC.

	By:	/s/ Jonathan Feldman
Name: Jonathan Feldman
Title: Assistant Secretary

WITNESS/ATTEST:	RUBICON PROJECT BELL, INC.

	By:	/s/ Jonathan Feldman
Name: Jonathan Feldman
Title: Assistant Secretary

WITNESS/ATTEST:	SILICON VALLEY BANK

	By:	/s/ Victor Le
Name: Victor Le
Title: VP

687657.6
[Signature Page to Additional Borrower Joinder Supplement]